UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 15, 2011

Date of Report (Date of earliest event reported)

NYSE Euronext

(Exact name of registrant as specified in its charter)

Delaware	001-33392	20- 5110848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Wall Street New York, New York		10005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 656-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On February 15, 2011, NYSE Euronext, a Delaware corporation (“NYSE Euronext”), and Deutsche Börse AG, a company organized under the laws of the Federal Republic of Germany (“Deutsche Börse”), announced that they had entered into a Business Combination Agreement, dated as of February 15, 2011 (the “Business Combination Agreement”), pursuant to which NYSE Euronext and Deutsche Börse agreed to combine their respective businesses in a merger of equals and become subsidiaries of a newly formed holding company (the “Transaction”). The joint press release announcing the Transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the Transaction, on February 15, 2011, Duncan Niederauer, Chief Executive Officer of NYSE Euronext, issued a letter and provided a set of questions and answers regarding the Transaction to NYSE Euronext employees, which are attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated herein by reference.

Also, on February 15, 2011, NYSE Euronext and Deutsche Börse held a joint investor conference call regarding the Transaction. Exhibit 99.4 contains the slides made available in connection with the conference call and is incorporated into this Item 8.01 by reference. The transcript from the investor conference is attached hereto as Exhibit 99.5 and is incorporated herein by reference. NYSE Euronext also made available the one-page summary of the Transaction attached hereto as Exhibit 99.6.

The information in the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, nor shall such exhibits be incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

99.1	Press release entitled “Deutsche Börse AG And NYSE Euronext Agree To Combine To Create The Premier Global Exchange Group,” dated February 15, 2011 (solely furnished and not filed for purposes of Item 8.01).

99.2	Letter from Duncan Niederauer, Chief Executive Officer of NYSE Euronext, to employees of NYSE Euronext, dated February 15, 2011 (solely furnished and not filed for purposes of Item 8.01).

99.3	Question and answer document provided to employees of NYSE Euronext, dated February 15, 2011 (solely furnished and not filed for purposes of Item 8.01).

99.4	Slide presentation made available in connection with investor conference call regarding the Transaction held on February 15, 2011 (solely furnished and not filed for purposes of Item 8.01).

99.5	Transcript of investor conference held February 15, 2011 (solely furnished and not filed for purposes of Item 8.01).

99.6	Transaction Summary (solely furnished and not filed for purposes of Item 8.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE Euronext

Dated: February 15, 2011	By:	/s/ Janet L. McGinness
	Name:	Janet L. McGinness
	Title:	Senior Vice President & Corporate Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press release entitled “Deutsche Börse AG And NYSE Euronext Agree To Combine To Create The Premier Global Exchange Group,” dated February 15, 2011.

99.2	Letter from Duncan Niederauer, Chief Executive Officer of NYSE Euronext, to employees of NYSE Euronext, dated February 15, 2011 (solely furnished and not filed for purposes of Item 8.01).

99.3	Question and answer document provided to employees of NYSE Euronext, dated February 15, 2011 (solely furnished and not filed for purposes of Item 8.01).

99.4	Slide presentation made available in connection with investor conference call regarding the Transaction held on February 15, 2011 (solely furnished and not filed for purposes of Item 8.01).

99.5	Transcript of investor conference held February 15, 2011 (solely furnished and not filed for purposes of Item 8.01).

99.6	Transaction Summary (solely furnished and not filed for purposes of Item 8.01)